EXHIBIT 25.1

___________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                         __________________________

                                   FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER
                    THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                    a Trustee Pursuant to Section 305(b)(2)___
             _______________________________________________________

                         U.S. BANK NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

                                 31-0841368
                     I.R.S. Employer Identification No.

             800 Nicollet Avenue
             Minneapolis, MN                         55402
----------------------------------------           ----------
(Address of principal executive offices)           (Zip Code)


                                   Seth Dodson
                          U.S. Bank National Association
                           950 17th Street, Suite 300
                                 Denver, CO 80202
                             Telephone (303) 585-4591
              (Name, address and telephone number of agent for service)


                             DELTA PETROLEUM CORPORATION
                (Exact name of Registrant as specified in its charter)


                   Colorado                               84-1060803
(State or other jurisdiction of incorporation          (I.R.S. Employer
              or organization)                        Identification No.)


       370 17th Street - Suite 4300
           Denver, Colorado                                 80202
(Address of Principal Executive Offices)                  (Zip Code)











                                 Debt Securities
                                    FORM T-1

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

        a) Name and address of each examining or supervising authority to which it is subject.


            Comptroller of the Currency
            Washington, D.C.

        b)  Whether it is authorized to exercise corporate trust powers.

              Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

              None

Items 3-15. The Trustee is a Trustee under other Indentures under which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures.


Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

             1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

             2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to
                  Exhibit 2 of Form T-1, Document 6 of Registration No. 333-
                  84320.

             3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

             4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-84320.

             5.   Not applicable.

             6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

             7. Report of Condition of the Trustee as of June 30, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

             8.   Not applicable.

             9.   Not applicable.



                                  SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City and County of Denver, State of Colorado on the 8th day of August, 2005.

                                  U.S. BANK NATIONAL ASSOCIATION



                                  By: /s/ Seth Dodson
                                  Title:   Vice President
































                                   Exhibit 7

                         U.S. Bank National Association
                        Statement of Financial Condition
                                 As of 9/30/2004

                                   ($000's)

                                                          9/30/2004
Assets
    Cash and Due From Depository Institutions             $6,973,101
    Federal Reserve Stock                                          0
    Securities                                            39,400,687
    Federal Funds                                          2,842,037
    Loans & Lease Financing Receivables                  121,000,954
    Fixed Assets                                           1,846,496
    Intangible Assets                                     10,035,484
    Other Assets                                          10,354,644
        Total Assets                                    $192,453,403

Liabilities
    Deposits                                            $122,247,349
    Fed Funds                                              7,346,293
    Treasury Demand Notes                                          0
    Trading Liabilities                                      145,128
    Other Borrowed Money                                  30,331,854
    Acceptances                                              146,102
    Subordinated Notes and Debentures                      5,535,512
    Other Liabilities                                      6,060,066
    Total Liabilities                                   $171,812,304

Equity
    Minority Interest in Subsidiaries                     $1,013,889
    Common and Preferred Stock                                18,200
    Surplus                                               11,792,288
    Undivided Profits                                      7,816,722
        Total Equity Capital                             $19,627,210

Total Liabilities and Equity Capital                    $192,453,403

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By: /s/ Seth Dodson
    Vice President

Date:  August 8, 2005